Exhibit 99.1

NEWS RELEASE

C&J Energy Services to Acquire O-Tex Holdings, Inc.

Accelerates Growth of Cementing Services to One of the Largest U.S. Land Providers

and Enhances Well Construction, Intervention & Completions Platform

Conference call scheduled for Thursday, October 26, 2017 at 10:00 a.m. CST

HOUSTON, TEXAS, October 25, 2017 – C&J Energy Services, Inc. (“C&J” or the “Company”) (NYSE: CJ) today announced that it has entered into a definitive agreement to acquire O-Tex Holdings, Inc. and its operating subsidiaries, including O-Tex Pumping, L.L.C. (“O-Tex”). O-Tex is majority owned by White Deer Energy L.P. Founded in 2007, O-Tex is the fourth largest provider of oilfield cementing services in the U.S. based on internal data and industry sources. This combination will significantly expand C&J’s cementing business with enhanced capabilities and strengthen the Company’s position as a leading oilfield services provider with a best-in-class well construction, intervention and completions platform.

Under the terms of the agreement, C&J will acquire all of the outstanding equity interests of O-Tex in a cash and stock transaction, with consideration comprised of $132.5 million in cash, subject to certain customary purchase price adjustments, and approximately 4.42 million shares of C&J’s common stock. The cash component will be funded with cash on hand. The acquisition is expected to be completed by the end of 2017, subject to standard regulatory approvals, including termination or expiration of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and satisfaction of customary closing conditions.

O-Tex specializes in both primary and secondary downhole specialty cementing services in most major U.S. shale plays. O-Tex is now the second largest provider of cementing services in West Texas based on internal data and recently opened its newest facility in Pecos, Texas to meet growing customer demand in the Delaware Basin. Additionally, through both acquisitions and organic growth, O-Tex has established a sizable presence in the Mid-Continent, the Rocky Mountains and the Northeast. With eight field offices, eight lab facilities and one of the youngest fleets in the industry, O-Tex maintains a diversified customer base consisting mostly of large independent exploration and production operators, which will both complement and expand C&J’s existing customer base.

C&J’s President and Chief Executive Officer, Don Gawick, commented, “We are excited to accelerate the growth of our well construction and intervention services business with the acquisition of O-Tex, an industry leading cementing services provider, in a strategic transaction that will immediately transform our cementing services into one of the largest and most competitive in the U.S. The addition of O-Tex to our portfolio advances several of our key strategic goals and strengthens our capabilities as one of the most geographically diverse and technologically advanced providers of well construction, intervention and completion services in the U.S. This transaction meets our criteria for strategic growth in that it expands the scale, geographic reach, and customer base of a core service line, notably at a time when our existing cementing assets are operating at full capacity. Additionally, we are meaningfully growing this business while maintaining a strong balance sheet and positioning the Company to capitalize on further growth opportunities. O-Tex is also expected to be immediately accretive to both our earnings and cash flow.

“Importantly, C&J and O-Tex share a common culture, values and vision, including a strong commitment to excellence in everything we do – making this combination a strong fit. Additionally, O-Tex’s operating philosophy and business objectives closely mirror C&J’s, which should result in a seamless integration and deliver increased value to our expanded customer and employees bases. We are excited about what lies ahead for our greatly enhanced cementing services business, and we look forward to welcoming the O-Tex team into the C&J family and joining with them to continue to deliver the highest quality service to our customers safely, efficiently and with operational excellence.”

Evercore Group L.L.C. acted as financial advisor and Vinson & Elkins L.L.P. acted as legal advisor to C&J. Locke Lord L.L.P. acted as legal advisor to O-Tex.

Conference Call

C&J’s management team will hold a conference call on Thursday, October 26, 2017 at 11:00 a.m. Eastern Time (10:00 a.m. Central), to discuss this transaction. To participate on the call, dial 1-855-560-2574 at least 10 – 15 minutes before the scheduled start time to avoid delays entering the conference call and ask for the C&J Energy Services O-Tex Holdings, Inc. Acquisition Conference Call. A telephonic replay will be available through November 2, 2017 and may be accessed by calling U.S. (Toll Free) 1-877-344-7529 or International 1-412-317-0088 using the access code 10113877. Additionally, the call will be available live via webcast that can be accessed through the investor relations section of our corporate website at www.cjenergy.com.

A presentation about the transaction that will be referenced on the call will be posted in the investor relations section of our corporate website prior to the call at www.cjenergy.com.

About C&J Energy Services

C&J Energy Services is a leading provider of well construction, well completion, well support and other complementary oilfield services to oil and gas exploration and production companies. We offer a comprehensive, vertically-integrated suite of services throughout the life cycle of the well, including fracturing, cased-hole wireline and pumping, cementing, coiled tubing, directional drilling, rig services, fluids management, artificial lift and other well support services. We are headquartered in Houston, Texas and operate in all active onshore basins of the continental United States and in Western Canada. For additional information about C&J, please visit www.cjenergy.com.

C&J Energy Services Investor Contact

Daniel E. Jenkins

Vice President – Investor Relations

investors@cjenergy.com

1-713-260-9986

Forward-Looking Statements and Cautionary Statements

This press release (and any oral statements made regarding the subjects of this release) contains certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “once,” “intend,” “plan,” “estimate,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions that convey the uncertainty of future events or outcomes, and the negative thereof, are intended to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include statements regarding the expected timetable for completing the proposed transaction; benefits and synergies of the proposed transaction; costs and other anticipated financial impacts of the proposed transaction; the combined company’s plans and objectives; future opportunities for the combined company and services; future financial performance and operating results; and any other statements regarding C&J’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for our existing operations, experience, expectations and perception of historical trends, current conditions, anticipated future developments and their effect on us, and other factors believed to be appropriate. Although management believes that the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Moreover, our forward-looking statements are subject to significant risks, contingencies and uncertainties, many of which are beyond our control, which may cause actual results to differ materially from our historical results. These risks, contingencies and uncertainties include, but are not limited to: the timing to consummate the proposed transaction; the risk that conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of C&J and O-Tex; the effects of the business combination of C&J and O-Tex, including the combined company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; expected synergies and other benefits from the proposed transaction and the ability of C&J to realize such synergies and other benefits; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending and in oil and natural gas prices, which could adversely affect demand for C&J’s and O-Tex’s services and their associated effect on rates, utilization, margins and planned capital expenditures; global economic conditions; excess availability of cementing services equipment, including as a result of low commodity prices, reactivation or construction; liabilities from operations; decline in, and ability to realize, backlog; equipment specialization and new technologies; adverse industry conditions; adverse credit and equity market conditions; difficulty in building and deploying new equipment; difficulty in integrating acquisitions; shortages, delays in delivery and interruptions of supply of equipment, supplies and materials; weather; loss of, or reduction in business with, key customers; legal proceedings; ability to effectively identify and enter new markets; governmental regulation; and ability to retain management and field personnel. For additional information regarding known material factors that could cause our actual results to differ from our present expectations, please see our filings with the U.S. Securities and Exchange Commission, including our Current Reports on Form 8-K that we file from time to time, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law.